Supplement dated July 11, 2012

To the Prospectus, as amended, dated May 1, 2012 for

NYLIAC Survivorship Variable Universal Life

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the May 1, 2012 prospectus, as amended (the “Prospectus”), for the above-referenced New York Life variable universal life insurance policy (the “policy”). You should read this information carefully before you invest and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for the policy. All capitalized terms have the same meaning as those included in the Prospectus.

The purpose of this supplement is to announce that the option for the policy beneficiary to place Policy Proceeds in an interest-bearing draft account is no longer available. The Prospectus is being changed to delete references to the interest-bearing draft account.

Keeping this purpose in mind, please note the following:

The section entitled “Policy Payment Information—How Policy Proceeds Will Be Paid—Lump Sum Payment,” is deleted in its entirety and replaced with the following:

If you specified that the Policy Proceeds be paid in a lump sum, after the death of the last surviving insured, the beneficiary can choose among the following methods of payment:

•	We will issue a single check for the amount of the Policy Proceeds; or

•	Policy Proceeds will be paid over time through one of the payment options described below.

After we are notified of the death of the last surviving insured, the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010